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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                              ---------------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             September 25, 1997


                               CECO FILTERS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)





         Delaware                    0-17804                     23-2399315
----------------------------       -----------                 -------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)               File No.)               Identification No.)





1027-29 Conshohocken Road, Conshohocken, PA                     19428-0683
-------------------------------------------                     ----------
  (Address of principal executive offices)                      (Zip Code)




                                 (610) 825-8585
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 2.  Acquisition or Disposition of Assets.

         (a) On September 25, 1997, New Busch Co., Inc., a Delaware corporation (the "Buyer") which is a wholly-owned subsidiary of the Registrant, acquired substantially all of the assets, and the business, of Busch Co., a Pennsylvania corporation (the "Seller"). Seller was engaged in the business of marketing, selling, designing and assembling ventilation, environmental and process-related products, and also provided manufacturer's representative services to certain companies or manufacturers in support or related businesses. In connection with the acquisition, Buyer acquired substantially all of (i) the machinery, fixtures, leasehold improvements, vehicles and equipment of the Seller, (ii) all inventory of the Seller, (iii) all contractual rights of the Seller, including rights to purchase orders, sales orders, contracts-in-process and similar agreements, (iv) certain items of prepaid expenses, (v) all rights of the Seller in its patents, trademarks, service marks and licenses, (vi) the leasehold interest of Seller with respect to the Premises at which it conducts its business, (vii) Seller's goodwill, and (viii) all Seller's rights under employment agreements. The purchase price paid for the purchased assets was $2,100,000. The consideration was determined by arm's length negotiations between the Buyer and Seller. Prior to the acquisition, there was no material relationship between the Seller and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer. The Registrant provided the funds required for the acquisition, using a credit facility established by CoreStates Bank, N.A. for the Registrant in the amount of $1,600,000, and a loan from CECO Environmental Corp., a shareholder of the Registrant, in the amount of $500,000.

         (b) A portion of the assets acquired constitutes equipment and other physical property previously used in the business of the Seller. The Registrant intends to continue to use such equipment and physical property for the same purposes.

Item 5.  Other Events.

         A copy of the Registrant's press release, dated September 15, 1997, is attached hereto.

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired. The Registrant elects to file the financial statements required by Item 7(a) by amendment to this Form 8-K, which amendment will be filed not later than December 9, 1997.



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         (b) Pro-Forma Financial Information. The Registrant elects to file the pro-forma financial information required by Item 7(b) by amendment to this Form 8-K, which amendment will be filed not later than December 9, 1997.

         (c) Exhibits. Exhibits required by Item 601 of Regulation S-B.

             Exhibit No.              Exhibit
             -----------              -------

             2.1 Asset Purchase Agreement among New Busch Co., Inc., Busch Co., and Andrew M. Halapin dated September 25, 1997.

             2.2                      Employment, Non-Compete and
                                      Confidentiality Agreement between
                                      New Busch Co., Inc. and Andrew M.
                                      Halapin dated September 25, 1997.

             2.3                      Press release issued September 15,
                                      1997.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SIGNATURE

                                                     CECO FILTERS, INC.


                                                     By: /s/ Steven I. Taub
                                                         ----------------------
                                                             Steven I. Taub
                                                             President

DATE:  October 9, 1997



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                                  EXHIBIT INDEX

Exhibit                             Document                           Page No.
-------                             --------                           --------

 2.1                        Asset Purchase Agreement among                7
                            New Busch Co., Inc. ("Buyer"),
                            Busch Co. ("Seller") and
                            Andrew M. Halapin ("Stockholder")
                            dated September 9, 1997

               Schedules and Exhibits to Asset Purchase Agreement*


Schedule                                    Description
--------                                    -----------

 1.1.A.         List of Tangible Assets, together with agreed value,
                and together with monthly payments and lease terms for
                leased assets
 1.1.B.         Inventory List
 1.1.C.         List of:
                (i)   Purchase Orders and Sales Orders, Open
                      Contracts, Contracts-in-Process, with
                      billing and percentage completion
                      information as of June 30, 1997;
                (ii)  Franchise and Distributorship
                      Agreements; and
                (iii) Licenses and Permits
 1.1.D.         List of items of prepaid expenses selected by Buyer
 1.1.F.         Trademarks, tradenames, patents, etc.
 1.1.H.         Copy of Lease
 1.1.I.         Employees covered by Employment Agreements
 1.2.H.         Artwork, Memorabilia, etc. Retained by Seller
 1.4            Assumed Liabilities, selected by Buyer and Seller
 2.2            Purchase Price Allocation
 2.3            List of Accounts Receivable
 3.1            Foreign qualification to do business
 3.3            Necessary consents; Obligations Accelerated
 3.5            Audited Balance sheet of Seller as of December 31,
                1996 and unaudited balance sheet as of March 15, 1997
 3.6            Certain agreements for which consent must be obtained;
                Liens
 3.9            Contracts
 3.14           Description of Employee Benefit Plans
 3.15           Policies of Insurance
 3.18           Patents and Trademarks
 3.20           Changes or events
 3.22           Exceptions to:
                (i)   Licenses and Permits;
                (ii)  required consents; and
                (iii) compliance with law
 3.23           Related Party Transactions
 3.26           Employee related expenses for "hired" employees
 3.29           Customer orders, inventory purchases
 3.30           Customers and Suppliers
 6.1            Key customers, subcontractors, manufacturers and
                lessors to be contacted prior to Closing
13              Material Contracts-in-Process


*        Omitted pursuant to Item 601(h)(2) of Regulation S-B.


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                                    EXHIBITS

Exhibit                             Description
-------                             -----------

 1                         Bill of Sale


Exhibit                            Document                             Page No.
-------                            --------                             --------

2.2                        Employment, Non-Compete and                    55
                           Confidentiality Agreement between
                           New Busch Co., Inc. and Andrew M.
                           Halapin dated September 25, 1997

2.3                        Press Release issued September
                           15, 1997                                       70




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